Exhibit 8.1

List of Subsidiaries of the Registrant (as of December 31, 2021)

Wholly owned subsidiaries and joint ventures	Jurisdiction of Incorporation
EDC Holding Limited	Cayman Islands
Further Success Limited	British Virgin Islands
EDC China Holdings Limited	Hong Kong
EDE I (HK) Limited	Hong Kong
EDE II (HK) Limited	Hong Kong
EDE III (HK) Limited	Hong Kong
EDB (HK) Limited	Hong Kong
EDB II (HK) Limited	Hong Kong
FEP (HK) Limited	Hong Kong
EDCQ (HK) Limited	Hong Kong
EDH (HK) Limited	Hong Kong
EDS (HK) Limited	Hong Kong
Megaport International Limited	British Virgin Islands
GDS (Hong Kong) Limited	Hong Kong
EDCD (HK) Limited	Hong Kong
EDKS (HK) Limited	Hong Kong
EDSUZ (HK) Limited	Hong Kong
GDS Data Services Company Ltd.	Macau
GDS Services Limited	Cayman Islands
GDS Services (Hong Kong) Limited	Hong Kong
RDTJ Limited	Hong Kong
EBSD (HK) Limited	Hong Kong
EDF (HK) Limited	Hong Kong
EDF I (HK) Limited	Hong Kong
EDF II (HK) Limited	Hong Kong
EDF III (HK) Limited	Hong Kong
EDSN (HK) Limited	Hong Kong
RAOJIN Limited	Hong Kong
EDP (HK) Limited	Hong Kong
EDP I (HK) Limited	Hong Kong
EDP II (HK) Limited	Hong Kong
FEH (HK) Limited	Hong Kong
EDKH (HK) Limited	Hong Kong
RDKH (HK) Limited	Hong Kong
Guojin (HK) Limited	Hong Kong

LKH (HK) Limited	Hong Kong
EDQ (HK) Limited	Hong Kong
IECQ (HK) Limited	Hong Kong
EDQ I (HK) Limited	Hong Kong
EDQ II (HK) Limited	Hong Kong
EDQ III (HK) Limited	Hong Kong
EDJ I (HK) Limited	Hong Kong
EDJ II (HK) Limited	Hong Kong
EDJ III (HK) Limited	Hong Kong
DNK (HK) Limited	Hong Kong
PSDC Limited	Hong Kong
EBG (HK) Limited	Hong Kong
EDL I (HK) Limited	Hong Kong
EDL II (HK) Limited	Hong Kong
EDL III (HK) Limited	Hong Kong
EDL IV (HK) Limited	Hong Kong
EDL V (HK) Limited	Hong Kong
MapletreeLog Integrated (Shanghai) (HKSAR) Limited	Hong Kong
GDS IDC Services Pte. Ltd.	Singapore
LINKDC Pte. Ltd.	Singapore
EDS I (HK) Limited	Hong Kong
EDS II (HK) Limited	Hong Kong
EDS III (HK) Limited	Hong Kong
EDS IV (HK) Limited	Hong Kong
EDS V (HK) Limited	Hong Kong
EUL I (HK) Limited	Hong Kong
EUL II (HK) Limited	Hong Kong
ENT I (HK) Limited	Hong Kong
ENT II (HK) Limited	Hong Kong
EHY I (HK) Limited	Hong Kong
EHY II (HK) Limited	Hong Kong
EHY III (HK) Limited	Hong Kong
EXG I (HK) Limited	Hong Kong
EXG II (HK) Limited	Hong Kong
EXG III (HK) Limited	Hong Kong
EXG IV (HK) Limited	Hong Kong
EXG V (HK) Limited	Hong Kong
GDS Macao IDC (HK) Holding Company Limited	Hong Kong
GDS IDC SERVICES (MALAYSIA) SDN. BHD.	Malaysia
GDS Conversant Network Pte. Ltd.	Singapore
EDC (Chengdu) Industry Co., Ltd.* 万国数据(成都)实业有限公司	PRC
EDC Technology (Kunshan) Co., Ltd.* 万国数据科技发展(昆山)有限公司	PRC

Wholly owned subsidiaries and joint ventures	Jurisdiction of Incorporation
Guojin Technology (Kunshan) Co., Ltd.* 国金数据科技发展(昆山)有限公司	PRC
Shanghai Yungang EDC Technology Co., Ltd.* 上海云港万国数据科技发展有限公司	PRC
Shenzhen Yungang EDC Technology Co., Ltd.* 深圳云港万国数据科技发展有限公司	PRC
Beijing Hengpu’an Data Technology Development Co., Ltd.* 北京恒普安数码科技发展有限公司	PRC
Beijing Wanguo Shu’an Science & Technology Development Co., Ltd.* 北京万国曙安科技发展有限公司	PRC
GDS (Shanghai) Investment Co., Ltd.* 万数(上海)投资有限公司 (formerly known as Shanghai Free Trade Zone GDS Management Co., Ltd.* 上海自贸区万国数据管理有限公司)	PRC
Shenzhen Pingshan New Area Global Data Science & Technology Development Co., Ltd.* 深圳市坪山新区万国数据科技发展有限公司	PRC
Shanghai Shuchang Data Science & Technology Co., Ltd.* 上海曙长数据科技有限公司	PRC
Shanghai Wanshu Data Technology Co., Ltd.* 上海万曙数据科技有限公司	PRC
Guangzhou Shi Wan Guo Yun Lan Data Technology Co., Ltd.* 广州市万国云蓝数据科技有限公司	PRC
Guangzhou Wanxu Technology Services Co., Ltd. *广州万旭科技服务有限公司	PRC
Shanghai Puchang Data Science & Technology Co., Ltd.* 上海普长数据科技有限公司	PRC
Wan Qing Teng Data (Shenzhen) Co., Ltd.* 万青腾数据(深圳)有限公司	PRC
Shanghai Shuyao Digital Technology Development Co., Ltd.* 上海曙耀数码科技发展有限公司	PRC
Shanghai Lingying Data Technology Co., Ltd.* 上海伶英数码科技发展有限公司	PRC
Beijing Hengchang Data Science & Technology Development Co., Ltd.* 北京恒长数码科技有限公司	PRC
Shanghai Shuge Data Technology Co., Ltd.* 上海曙格数据科技有限公司	PRC
Shanghai Shulan Data Science and Technology Ltd.* 上海曙岚数据科技有限公司	PRC
Shanghai Fengtu Data Science & Technology Co., Ltd.* 上海丰徒数据科技有限公司	PRC
Shanghai Jingyao Network Technology Co., Ltd.* 上海暻耀网络技术有限公司	PRC
Shou Xin Yun (Beijing) Science & Technology Co., Ltd.* 首信云(北京)科技有限公司	PRC
Beijing Wan Qing Teng Science & Technology Co., Ltd.* 北京万青腾科技有限公司	PRC
Beijing Wan Teng Yun Science & Technology Co., Ltd.* 北京万腾云科技有限公司	PRC
Beijing Hua Wei Yun Science & Technology Co., Ltd.* 北京华威云科技有限公司	PRC
Shou Rong Yun (Beijing) Science & Technology Co., Ltd.* 首融云(北京)科技有限公司	PRC
Jiangsu Wan Guo Xing Tu Data Services Co., Ltd.* 江苏万国星图数据服务有限公司	PRC

Shenzhen Qian Hai Wan Chang Technology Services Co., Ltd.* 深圳前海万长技术服务有限公司	PRC
Shenzhen Anda Data Science & Technology Development Co., Ltd.* 深圳谙达数据科技发展有限公司	PRC
Heyuan Teng Wei Yun Science & Technology Co., Ltd.* 河源腾威云科技有限公司	PRC
Wulanchabu Wanguo Yuntu Data Services Co., Ltd.* 乌兰察布万国云图数据服务有限公司	PRC
Zhangjiakou Yunhong Data & Technology Co., Ltd.* 张家口云宏数据科技有限公司	PRC
Guangzhou Wanzhuo Data & Technology Co., Ltd.* 广州万卓数据科技有限公司	PRC
Shenzhen Miao Chuang Yun Science & Technology Co., Ltd.* 深圳市妙创云科技有限公司	PRC
Shenzhen Zhanfeng Shiye Development Co., Ltd.* 深圳展丰实业发展有限公司	PRC
Langfang Wanguo Yunxin Data Science & Technology Co., Ltd.* 廊坊万国云鑫数据科技有限公司	PRC
Langfang Yunchen Data Science & Technology Co., Ltd.* 廊坊云琛数据科技有限公司	PRC
Langfang Shucheng Data Science & Technology Co., Ltd.* 廊坊曙成数据科技有限公司	PRC
Changshu Wanguo Yunfeng Data Science & Technology Co., Ltd.* 常熟万国云丰数据科技有限公司	PRC
Shufeng (Shanghai) Data Science & Technology Co., Ltd.* 曙丰（上海）数据科技有限公司	PRC
Chongqing Wanguo Hongtong Data Science & Technology Co., Ltd.* 重庆万国宏通数据科技有限公司	PRC
Langfang Yunhan Data Science & Technology Co., Ltd.* 廊坊云瀚数据科技有限公司	PRC
Nantong Wanguo Yunjin Data Science & Technology Co., Ltd.* 南通万国云锦数据科技有限公司	PRC
Nantong Wanguo Yunqi Data Science & Technology Co., Ltd.* 南通万国云琦数据科技有限公司	PRC
Wulanchabu Wanguo Lantu Data Science & Technology Co., Ltd.* 乌兰察布万国岚图数据科技有限公司	PRC
Beijing Hanlin Energy Science & Technology Co., Ltd.* 北京瀚琳能源科技有限公司	PRC
Beijing Xingyu Data Science & Technology Co., Ltd.* 北京星隅数据科技有限公司	PRC
Shanghai Fengqing Data Science & Technology Co., Ltd.* 上海丰晴数据科技有限公司	PRC
Shanghai Ruiqing Data Science & Technology Co., Ltd.* 上海瑞晴数据科技有限公司	PRC
Heyuan Wanguo Haitong Data Science & Technology Co., Ltd.* 河源万国海通数据科技有限公司	PRC

Wholly owned subsidiaries and joint ventures	Jurisdiction of Incorporation

Wulanchabu Wanguo Haocheng Data Science & Technology Co., Ltd.* 乌兰察布万国浩诚数据科技有限公司	PRC
Wulanchabu Wanguo Hanjin Data Science & Technology Co., Ltd.* 乌兰察布万国瀚锦数据科技有限公司	PRC
Guangzhou Yinwu Data Science & Technology Co., Ltd.* 广州寅午数据科技有限公司	PRC
Huizhou Jiacheng Information, Communications & Technology Co., Ltd.* 惠州嘉承信通科技有限公司	PRC
Langfang Anyu Data Science & Technology Co., Ltd.* 廊坊安宇数据科技有限公司	PRC
Langfang Tianhong Data Science & Technology Co., Ltd.* 廊坊天宏数据科技有限公司	PRC
Langfang Yingshan Data Science & Technology Co., Ltd.* 廊坊瀛杉数据科技有限公司	PRC
Chengdu Wanguo Yuntian Data Science & Technology Co., Ltd.* 成都万国云天数据科技有限公司	PRC
Kunshan Shuming Data Science & Technology Co., Ltd.* 昆山曙明数据科技有限公司	PRC
Kunshan Bangchen Data Science & Technology Co., Ltd.* 昆山邦晨数据科技有限公司	PRC
Beijing Yize Data Science & Technology Co., Ltd.* 北京贻泽数据科技有限公司	PRC
Beijing Linze Data Science & Technology Co., Ltd.* 北京霖泽数据科技有限公司	PRC
Shanghai Jingshuo Data Science & Technology Co., Ltd.* 上海暻烁数据科技有限公司	PRC
Fenghe Warehouse (Shanghai) Co., Ltd.* 丰合仓储（上海）有限公司	PRC
Langfang Tiansheng Data Science & Technology Co., Ltd.* 廊坊天晟数据科技有限公司	PRC
Shenzhen Anchen Data Science & Technology Co., Ltd.* 深圳安辰数据科技有限公司	PRC
Nantong Wanguo Haihong Data Science & Technology Co., Ltd.* 南通万国海宏数据科技有限公司	PRC
Shanghai Qingming Data Science & Technology Co., Ltd.* 上海青鸣数据科技有限公司	PRC
Wulanchabu Sihong Data Science & Technology Co., Ltd.* 乌兰察布思宏数据科技有限公司	PRC
Heyuan Hengtai Data Science & Technology Co., Ltd.* 河源衡泰数据科技有限公司	PRC
Nantong Yunyao Data Science & Technology Co., Ltd.* 南通云瑶数据科技有限公司	PRC
Nantong Yunxi Data Science & Technology Co., Ltd.* 南通云熙数据科技有限公司	PRC
Wulanchabu Hongding Data Science & Technology Co., Ltd.* 乌兰察布宏鼎数据科技有限公司	PRC
Shenzhen Heming Data Science & Technology Co., Ltd.* 深圳赫名数据科技有限公司	PRC
Lanting (Beijing) Information Science and Technology Co., Ltd.* 蓝厅（北京）信息科技有限公司	PRC
Lanting Xuntong (Beijing) Science and Technology Co., Ltd* 蓝厅讯通（北京）科技有限公司	PRC

Langfang Cloud Base Science & Technology Co., Ltd.* 廊坊云基地科技有限公司	PRC
Huailai Yutang Data Science & Technology Co., Ltd.* 怀来县雨棠数据科技有限公司	PRC
Langfang Senhong Data Science & Technology Co., Ltd.* 廊坊森弘数据科技有限公司	PRC
Shanghai Qini Data Science & Technology Co., Ltd..* 上海奇旎数据科技有限公司	PRC
Tenglong IoT (Beijing) Data Science and Technology Co., Ltd.* 腾龙物联（北京）数据科技有限公司	PRC
Beijing Yeke Nano Science and Technology Co., Ltd.* 北京冶科纳米科技有限公司	PRC
Kunshan Wantuo Electronic & Technology Co., Ltd.* 昆山万拓电子科技有限公司	PRC
Shenzhen Qidian Chuanyue Data Science & Technology Co., Ltd.* 深圳奇点穿越数据科技有限公司	PRC
Beijing Langyuan Data Science and Technology Co., Ltd.* 北京琅沅数据科技有限公司	PRC
Langfang Zhouyu Electronic & Technology Co., Ltd.* 廊坊市舟宇电子科技有限公司	PRC
Langfang Senkai Data Science & Technology Co., Ltd.* 廊坊森锴数据科技有限公司	PRC
Huizhou Jiaheng Data Science & Technology Co., Ltd.* 惠州嘉亨数据科技有限公司	PRC
Shanghai Xinxin Information & Technology Co., Ltd.* 上海歆馨信息技术有限公司	PRC
Beijing Xingshu Data Science & Technology Co., Ltd.* 北京星曙数据科技有限公司	PRC
Langfang Zhejun Data Science & Technology Co., Ltd.* 廊坊哲峻数据科技有限公司	PRC
Langfang Quanmiao Data Science & Technology Co., Ltd.* 廊坊泉淼数据科技有限公司	PRC
Langfang Yuxi Data Science & Technology Co., Ltd.* 廊坊禹熙数据科技有限公司	PRC
Beijing Ruiwei Cloud Computing Science & Technology Co., Ltd.* 北京睿为云计算科技有限公司	PRC
Langfang Taohan Data Science & Technology Co., Ltd.* 廊坊韬涵数据科技有限公司	PRC
Langfang Lishuo Data Science & Technology Co., Ltd.* 廊坊立烁数据科技有限公司	PRC
Quzhou Sanwei Data Science & Technology Partnership (L.P.)* 衢州三维数据科技合伙企业（有限合伙）	PRC
Shanghai Guoke Data Science & Technology Co., Ltd.*上海国克数据科技有限公司	PRC
Guofurui Data Science & Technology (Tianjin) Co., Ltd.* 国富瑞数据科技（天津）有限公司	PRC
Zhongyunxin Science & Technology Co., Ltd.* 中云信科技有限公司	PRC
Beijing Zhongyunxin Shunyi Data Science & Technology Co., Ltd.* 北京中云信舜义数据科技有限公司	PRC
Tianjin Zhongyunxin Data Co., Ltd.* 天津中云信数据有限公司	PRC
Langfang Zhongdingyun Data Science & Technology Co., Ltd.* 廊坊市中鼎云数据科技有限公司	PRC
Shenzhen Runxun Cloud Computing Co., Ltd.* 深圳润迅云计算有限公司	PRC
Beijing Yeke Nano Materials Co., Ltd.* 北京冶科纳米材料有限公司	PRC
Nengtong Science & Technology Co., Ltd.* 能通科技股份有限公司	PRC
Langfang Genyuan Technology Co., Ltd.* 廊坊艮原科技有限公司	PRC
Beijing De'ang Century Science & Technology Development Co., Ltd.* 北京德昂世纪科技发展有限公司	PRC

Beijing Hai Hu Cloud Computing Data Technology Service Co., Ltd.* 北京海湖云计算数据技术服务有限公司	PRC

Beijing Jian Qiao Chang Heng Investment Consultancy Co.,Ltd.* 北京建侨长恒投资顾问有限公司	PRC
Zhangjiakou Yunqi Data Science & Technology Co., Ltd.* 张家口云起数据科技有限公司	PRC
Shenzhen Zhaohuayun Data Technology Co., Ltd.* 深圳兆华云数据科技有限公司	PRC
Shenzhen Pengyu Data Technology Co., Ltd.* 深圳鹏裕数据科技有限公司	PRC
Shenzhen Jinghan Data Technology Co., Ltd.* 深圳景瀚数据科技有限公司	PRC
Shanghai Wanchengyun Data Technology Co., Ltd.* 上海万诚云数据科技有限公司	PRC
Zhuhai Wanding Private Equity Fund Management Co., Ltd.* 珠海万鼎私募基金管理有限公司	PRC
Yiyun (Taicang) Big Data Science & Technology Co., Ltd.* 易云（太仓）大数据科技有限公司	PRC
Hefeng Data ＆ Technology (Huizhou) Co., Ltd.* 和丰数据科技（惠州）有限公司	PRC
Zhuhai Shouxin Yunlian Investment Partnership (Limited Partnership)* 珠海市首信云联投资合伙企业（有限合伙）	PRC
Xianghe Jingxu Trading Co., Ltd.* 香河京旭商贸有限公司	PRC
Shenzhen Zhanhui Industrial Development Co., Ltd.* 深圳展辉实业发展有限公司	PRC

Consolidated Variable Interest Entities	Jurisdiction of Incorporation
Beijing Wanguo Chang’an Science & Technology Co., Ltd.* 北京万国长安科技有限公司	PRC
Shanghai Shu’an Data Services Co., Ltd.* 上海曙安数据服务有限公司	PRC
Guangzhou Weiteng Data Services Co., Ltd. *广州市维腾数据服务有限公司(formerly known as Guangzhou Weiteng Construction Co., Ltd.* 广州市维腾建设有限公司)	PRC
Global Data Solutions Co., Ltd.* 万国数据服务有限公司	PRC
Kunshan Wanyu Data Service Co., Ltd.* 昆山万宇数据服务有限公司	PRC
Shanghai Waigaoqiao EDC Technology Co., Ltd.* 上海外高桥万国数据科技发展有限公司	PRC
Zhangbei Yuntong Data Technology Co., Ltd.* 张北云通数据网络科技有限公司	PRC
Shenzhen Yaode Data Services Co., Ltd.* 深圳耀德数据服务有限公司	PRC
Shenzhen Jinyao Science & Technology Co., Ltd.* 深圳市晋耀科技有限公司	PRC
Guangzhou Weiteng Network Technology Co., Ltd.* 广州市维腾网络科技有限公司	PRC
Jiangsu Yunyuhao Construction Engineering Co., Ltd.* 江苏云裕豪建设工程有限公司	PRC
Cai Tuo Cloud Computing (Shanghai) Co., Ltd.* 财拓云计算(上海)有限公司	PRC
Beijing Wan Chang Yun Science & Technology Co., Ltd.* 北京万长云科技有限公司	PRC
Guangzhou Weiteng Data Science & Technology Co., Ltd.* 广州市维腾数据科技有限公司	PRC
Beijing Xingpeng Data Science & Technology Co., Ltd.* 北京星芃数据科技有限公司	PRC
Shanghai Xinwan Enterprise Management Co., Ltd.* 上海信万企业管理有限公司	PRC

Shanghai Jingyi Data Science & Technology Co., Ltd.* 上海暻熠数据科技有限公司	PRC
Wulanchabu Saile Data Science & Technology Co., Ltd.* 乌兰察布塞勒数据科技有限公司	PRC
Shanghai Xingchang Enterprise Management Co., Ltd.* 上海星长企业管理有限公司	PRC
Beijing Xuanyu Data Science and Technology Co., Ltd.* 北京煊毓数据科技有限公司	PRC
Langfang Yundi Data Science & Technology Co., Ltd.* 廊坊云棣数据科技有限公司	PRC
Langfang Sencheng Data Science & Technology Co., Ltd.* 廊坊森丞数据科技有限公司	PRC
Shanghai Xinxing Data Science & Technology Co., Ltd.* 上海歆兴数据科技有限公司	PRC
Nantong Wanguo Yunzhen Data Science & Technology Co., Ltd.* 南通万国云臻数据科技有限公司	PRC
Heyuan Wanguo Chaotu Data Science & Technology Co., Ltd.* 河源万国朝图数据科技有限公司	PRC
Shanghai Guangxun Information Science & Technology Development Co., Ltd.* 上海广巽信息科技发展有限公司	PRC
Langfang Yukun Data Science & Technology Co., Ltd.* 廊坊禹琨数据科技有限公司	PRC
Langfang Qihan Data Science & Technology Co., Ltd.* 廊坊启瀚数据科技有限公司	PRC
Langfang Taoxu Data Science & Technology Co., Ltd.* 廊坊韬旭数据科技有限公司	PRC
Langfang Jiaxun Data Science & Technology Co., Ltd.* 廊坊珈勋数据科技有限公司	PRC
Langfang Zherui Data Science & Technology Co., Ltd.* 廊坊喆瑞数据科技有限公司	PRC
Langfang Liming Data Science & Technology Co., Ltd.* 廊坊立铭数据科技有限公司	PRC
Tianjin Zhongyunxin Science & Technology Co., Ltd.* 天津中云信科技有限公司	PRC
Langfang Yin Jun Technology Co., Ltd.* 廊坊寅骏科技有限公司	PRC
Langfang Haokai Technology Co., Ltd* 廊坊浩慨科技有限公司	PRC
Langfang Zhunyu Technology Co., Ltd.* 廊坊谆于科技有限公司	PRC

*The English name of this subsidiary or consolidated Variable Interest Entity, as applicable, has been translated from its Chinese name.